                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

     OFFER FOR ANY AND ALL OUTSTANDING 10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 2007 AND 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 2007
  IN EXCHANGE FOR 10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 2007 AND 12
   1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 2007 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 PURSUANT TO THE PROSPECTUS DATED
                                       , 1997


   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
   NEW YORK CITY TIME, ON _________    ____, 1997, UNLESS THE OFFER IS
   EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             THE BANK OF NEW YORK

 By Hand or Overnight      Facsimile Transmissions:      By Registered or
       Delivery          (Eligible Institutions Only)     Certified Mail:



 The Bank of New York           (212) 571-3080         The Bank of New York
  101 Barclay Street                                    101 Barclay Street

  New York, New York        To Confirm by Telephone     New York, New York
         10286             or for Information Call:            10286
    Corporate Trust                                       Corporate Trust
    Services Window                                       Services Window

                                (212) 815-6333
     Ground Level                                          Ground Level
      Attention:                                            Attention:
Reorganization Section                                Reorganization Section
     Arwen Gibbons                                         Arwen Gibbons

  Delivery of this letter, transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

  The undersigned acknowledges that he, she or it has received the Prospectus,
dated    , 1997 (the "Prospectus"), of TCI Satellite Entertainment, Inc., a
Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of the Company's outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "10 7/8% Exchange Notes"), for a like principal amount of the Company's outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 ("Old 10 7/8% Securities") and to exchange an aggregate principal amount at maturity of up to $275,000,000 of the Company's 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 which have been registered under the Securities Act (the "12 1/4% Exchange Securities," and together with the 10 7/8% Exchange Securities, the "Exchange Securities"), for a like principal amount at maturity of up to $275,000,000 of the Company's outstanding 12 1/4% Senior Subordinated Discount Notes (the "Old 12 1/4% Securities," and together with the Old 10 7/8% Securities, the "Old Securities"), from the holders thereof.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF OLD SECURITIES
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 NAME(S) AND ADDRESS(ES) OF REGISTERED
               HOLDER(S)
      (PLEASE FILL IN, IF BLANK)             1             2            3
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                                                       PRINCIPAL    PRINCIPAL
                                                        AMOUNT      AMOUNT AT
                                        CERTIFICATE    OF OLD 10    MATURITY
                                        NUMBER(S)*       7/8%       OF OLD 12
                                                      SECURITIES      1/4%
                                                                   SECURITIES
                                                                   TENDERED**
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 * Need not be completed if Old Securities are being tendered by book-entry holders.
 ** Old Securities may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof. See instruction 4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Securities represented by the Old Securities indicated in Column 2 and Column 3. See Instruction 4.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Old Securities (as defined below) either if Old Securities are to be forwarded herewith or if tenders of Old Securities are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus.

  Holders of Old Securities whose certificates (the "Certificates") for such Old Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

 DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE
                        DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[__] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution ________________________________________________

 Account Number _______________________________________________________________

 Transaction Code Number ______________________________________________________

[__] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
     TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

 Name of Registered Holder(s)
 Window Ticket Number (if any) ________________________________________________

 Date of Execution of Notice of Guaranteed Delivery ___________________________

 Name of Institution which Guaranteed Delivery ________________________________

 If Guaranteed Delivery is to be made By Book-Entry Transfer:

 Name of Tendering Institution ________________________________________________

 Account Number _______________________________________________________________

 Transaction Code Number ______________________________________________________

[__] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
     SECURITIES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[__] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR
     ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A PARTICIPATING BROKER DEALER) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company, (i) the above described aggregate principal amount of the Company's 10 7/8% Senior Subordinated Notes due February 15, 2007 in exchange for a like aggregate principal amount of the Company's 10 7/8% Senior Subordinated Notes due February 15, 2007 which have been registered under the Securities Act, and (ii) the above described aggregate principal amount at maturity of the Company's 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 in exchange for a like aggregate principal amount at maturity of the Company's 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 which have been registered under the Securities Act, upon the terms and subject to the conditions set
forth in the Prospectus dated          , 1997 (as the same may be amended or
supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Securities to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to be issued in exchange for such Old Securities, (ii) present Certificates for such Old Securities for transfer, and to transfer the Old Securities on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Old Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Securities. The Certificate number(s) and the Old Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Old Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Securities" in the Prospectus and in the instruction, attached hereto will, upon the Company's acceptance for exchange of such tendered Old Securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Securities tendered hereby.

  Unless otherwise indicated herein in the box entitled Special Issuance Instructions below, the undersigned hereby directs that the Exchange Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Securities, that such Exchange Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Securities to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING OLD SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY EXCHANGE SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE SECURITIES. BY TENDERING OLD SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH OLD SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  AND THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE SECURITIES RECEIVED IN EXCHANGE FOR OLD SECURITIES, WHERE SUCH OLD SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE

EXCHANGE SECURITIES MAY BE RESUMED, OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE SECURITIES MAY BE RESUMED, AS THE CASE MAYBE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE SECURITIES, THE COMPANY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE SECURITIES OR TO AND INCLUDING THE DATE ON WHICH OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

  Holders of Old Securities whose Old Securities are accepted for exchange will not receive accrued interest on such Old Securities for any period from and after the last date to which interest has been paid or duly provided for on such Old Securities prior to the original issue date of the Exchange Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Securities, and the undersigned waives the right to receive any interest on such Old Securities accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after February 20, 1997.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2,5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 7)
     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Securities hereby tendered or on the register of holders maintained by the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

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                                       5

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                              (SEE INSTRUCTION 9)
--------------------------------------------------------------------------------
                       PAYER'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------
                       PART 1--PLEASE PROVIDE  TIN: ____________________
                       YOUR TIN IN THE BOX AT   Social Security Number
                       THE RIGHT AND CERTIFY          orEmployer
                       BY SIGNING AND DATING     Identification Number
                       BELOW.

 SUBSTITUTE           ---------------------------------------------------------

                       PART 2--TIN Applied For [_]
 FORM W-9             ---------------------------------------------------------
                       Certification--Under penalties of perjury, I certify that:


                       (1) the number shown on this form is my correct
                           taxpayer identification number (or I am
                           waiting for a number to be issued to me).
 DEPARTMENT OF THE TREASURY,
 INTERNAL REVENUE SERVICE
                       (2) I am not subject to backup withholding either
                           because (i) I am exempt from backup
                           withholding, (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")
 AND CERTIFICATION
                       (3) any other information provided on this form
                           is true and correct.

                       SIGNATURE: _______________________ DATE: __ , 1997

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You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 2 OF SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number

 Signature: ____________________________________________ Date: __ , 1997

(Signature(s) of Holder(s)) ____________________________________________________

Date: ___________________________________________________________________ , 1997

Name(s) ________________________________________________________________________

--------------------------------------------------------------------------------

                                 (Please Print)

--------------------------------------------------------------------------------

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

--------------------------------------------------------------------------------

Area Code and Telephone Number _________________________________________________

Taxpayer Identification or Social Security Number(s) ___________________________


                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)

Authorized signature(s) ________________________________________________________

Date: ___________________________________________________________________ , 199_

Name of Firm ___________________________________________________________________

Capacity (full title) __________________________________________________________
                                 (Please Print)

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone Number _________________________________________________

    SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5 AND 6 )

                                            (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if the             To be completed ONLY if Exchange
 Exchange Securities or Old              Securities or Old Securities not
 Securities not tendered are to be       tendered are to be sent to someone
 issued in the name of someone           other than the registered holder
 other than the registered holder        of the Old Securities whose
 of the Old Securities whose             name(s) appear(s) above, or such
 name(s) appear(s) above.                registered holder(s) at an address
                                         other than that shown above.


 Issue
 [_] Old Securities not tendered         Mail
 to:                                     [_] Old Securities not tendered
 [_] Exchange Securities, to:            to:

                                         [_] Exchange Securities, to:

 Name(s) ___________________________
 Address ___________________________     Name(s) ___________________________

 -----------------------------------     Address ___________________________
                  (Include Zip Code)
                                         -----------------------------------
      Area Code and Telephone Number                          (Include Code)

-----------------------------------      Area Code and Telephone Number  ___
                                         (Tax Identification or Social
-----------------------------------             Security Number(s))
    (Tax Identification or Social
         Security Number(s))

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Securities may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

  Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution"means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (v) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

  2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Trust as the owner of the Old Securities) of Old Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Securities" is inadequate, the Certificate number(s) and/or the principal amount of Old Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Securities will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof. If less than all the Old Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Securities which are to be tendered in the box entitled Principal Amount of Old Securities Tendered (if less than all). In such case, new Certificate(s) for the remainder of the Old Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Security, promptly after the Expiration Date. All Old Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Old Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Securities to be withdrawn, the aggregate principal amount of Old Securities to be withdrawn, and (if Certificates for Old Securities have been tendered) the name of the registered holder of the Old Securities as set forth on the Certificate for the Old Securities, if different from that of the person who tendered such Old Securities. If Certificates for the Old Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Securities tendered for the account of an Eligible Institution. If Old Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Securities may not be rescinded. Old Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in their sole discretion, whose determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

  5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Old Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Old Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Securities may require in accordance with the restrictions on transfer applicable to the Old Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

  7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company to be unlawful, and the Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-- Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived.

  8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Old Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-
9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Securities. If the Old Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Securities for exchanges.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Securities nor shall any of them incur any liability for failure to give any such notice.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

  13. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.